                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 15, 2005

               Long Beach Acceptance Auto Receivables Trust 2005-A

        Delaware               333-122851-01             33-0660404
     (State of Other      (Commission file Number)    (I.R.S. Employer
     Jurisdiction of                                 Identification No.)
     Incorporation)

  One Mack Centre Drive                                     07652
   Paramus, New Jersey                                    (Zip Code)
  (Address of Principal
   Executive Offices)

Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM: 8.01.   OTHER EVENTS

      Information relating to distributions to Noteholders for the November 2005
      Collection Period of the Registrant in respect of the Class A-1 Asset Back
      Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset Backed Notes
      and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection
      Period. Certificates are provided to Noteholders pursuant to the Sale and
      Servicing Agreement dated as of June 1, 2005 between Long Beach Acceptance
      Auto Receivables Trust 2005-A, as Issuer, Long Beach Acceptance
      Receivables Corp. as Transferor, Long Beach Acceptance Corp., as
      Originator, Servicer and Custodian and Wells Fargo Bank, National
      Association, as Back-up Servicer and Trust Collateral Agent

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (b) Exhibits

      Exhibit No. 99.1  Servicer's Certificate for the November 2005 Collection
                        Period for the December 15, 2005 Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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      Michael J. Pankey
      Executive Vice President and
      Chief Financial Officer

Dated:  December 15, 2005